Commitments	12 Months Ended
Dec. 31, 2023
Commitments
Commitments

Note 27. Commitments

The Company enters into commitments which may have a minimum guarantee per contractual year. Additionally, as of December 31, 2023, Sportradar continues to have commitments relating to license payments for non-capitalized or not yet capitalized (i.e., license period has not started yet and advance payments have been already deducted) sports data or media rights licenses. License commitment payments will primarily be made in U.S. Dollars. The Company also has various contracts including one non-cancelable contractual commitment for five contractual years primarily related to network infrastructure and the Company's data center operations. The payments are made in Euro. The following table shows commitments by the Company as of December 31, 2023 and 2022:

	As of December 31,
in €’000	2023	2022
less than one year	41,165	48,678
between more than one and less than two years	43,734	92,955
between more than two and less than three years	46,477	105,171
between more than three and less than four years	49,280	115,711
more than four years	39,241	565,481
Total	219,897	927,996

Commitments for licenses not yet capitalized amount to €16.3 million and €694.3 million as of December 31, 2023 and 2022, respectively.